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                                                                    EXHIBIT 10.1

                                                                  CONFORMED COPY
                                                                  --------------

                                  $ 75,000,000

                                NETEASE.COM, INC.

          Zero Coupon Convertible Subordinated Notes due July 15, 2023


                               PURCHASE AGREEMENT
                               ------------------

                                                                    July 8, 2003

Credit Suisse First Boston LLC
     Eleven Madison Avenue,
      New York, N.Y. 10010-3629

Dear Sirs:

     1. Introductory. NetEase.com, Inc., a Cayman Islands company (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to Credit Suisse First Boston LLC ("CSFB") U.S.$75,000,000 principal amount of its Zero Coupon Convertible Subordinated Notes due July 15, 2023 (the "Firm Securities") and also proposes to grant to CSFB an option, exercisable from time to time by CSFB, to purchase an aggregate of up to an additional U.S.$25,000,000 principal amount ("Optional Securities") of its Zero Coupon Convertible Subordinated Notes due July 15, 2023, each to be issued under an indenture agreement, dated as of July 14, 2003 (the "Indenture"), between the Company and The Bank of New York, as Trustee. The Firm Securities and the Optional Securities which CSFB may elect to purchase pursuant to Section 3 hereof are herein collectively called the "Offered Securities". The United States Securities Act of 1933, as amended, is herein referred to as the "Securities Act."

     The holders of the Offered Securities will be entitled to the benefits of a Registration Rights Agreement of even date herewith among the Company and CSFB (the "Registration Rights Agreement"), pursuant to which the Company agrees to file a registration statement with the United States Securities Exchange Commission (the "Commission") registering the resale of the Offered Securities and the Underlying Shares, as hereinafter defined, under the Securities Act.

     The Company hereby agrees with CSFB as follows:

     2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, CSFB that:

          (a) A preliminary offering circular and an offering circular relating to the Offered Securities to be offered by CSFB have been prepared by the Company. Such preliminary offering circular (the "Preliminary Offering Circular") and offering circular (the "Offering Circular"), as supplemented as of the date of this Agreement, together with the documents incorporated by reference in the Preliminary Offering Circular and the Offering Circular, are hereinafter collectively referred to as the "Offering Document". On the date of this Agreement, the Offering Document does not include

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     any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Company by CSFB specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof. Except as disclosed in the Offering Document, on the date of this Agreement, the Company's Annual Report on Form 20-F most recently filed with the Commission pursuant to the United States Securities Exchange Act of 1934 (the "Exchange Act") does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such document, when it was filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

          (b) The accountants, PricewaterhouseCoopers, who certified the financial statements and supporting schedules, if any, included in the Offering Document, are independent public accountants as required by the Securities Act and the regulations promulgated thereunder.

          (c) The consolidated financial statements included in the Offering Document, together with the related notes, present a fair view of the financial position of the Company, its consolidated subsidiaries and controlled entities (taken as a whole, the "Group") at the dates indicated and the results of operations, shareholders' equity and cash flows of the Group for the periods specified; said consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America ("U.S. GAAP") applied on a consistent basis throughout the periods involved and as required by the applicable accounting requirements of the Securities Act and the regulations promulgated thereunder. The selected consolidated financial data included in the Offering Document present a fair view of the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included in the Offering Document. All non-GAAP financial information included or incorporated by reference in the Offering Document complies with the requirements of Regulation G and Item 10 of Regulation G under the Securities Act. Except as disclosed in the Offering Document:

               (i) such consolidated financial statements and information make provision in accordance with U.S. GAAP for any bad or doubtful debts and make appropriate provision for (or contain a note in accordance with aforesaid respecting) all taxes and deferred or contingent liabilities, whether liquidated or unliquidated at the date thereof;

               (ii) depreciation of fixed assets has been made at rates sufficient to spread the cost over their respective estimated useful lives to the Group; and

               (iii) the profits and losses shown by such consolidated financial statements have not in any material respect been affected by any unusual or exceptional item or by any other matter which has rendered such profits or losses unusually high or low.

          (d) Since the respective dates as of which information is given in the Offering Document, except as otherwise stated therein, (A) the Group has carried on its business in the ordinary and usual course so as to maintain it as a going concern and in the same manner in all material respects as previously carried on, (B) there has been no material adverse change or any event involving a prospective material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Group whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (C) there have been no transactions entered into by the Company or any other entity of the Group other than those in the ordinary course of business, which are material with respect to the Group, (D) neither the Company nor the Group has incurred,

                                       2

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     assumed or acquired any material liability (including contingent liabilities) or obligation, (E) neither the Company nor the Group has acquired or disposed of or agreed to acquire or dispose of any business or any other material asset otherwise than in the ordinary course of business and, for the avoidance of doubt, any transfer at less than the business' or asset's market value shall for these purposes be a transfer otherwise than in the ordinary course of business, (F) there has been no dividend or distribution of any kind declared, paid or made by the Company on any shares in its capital, (G) the Group has continued to pay its creditors in the ordinary course of its business and no debtor has been released by the Company or the Group, to an extent which is material, on terms that such debtor pays less than the book value of the related debt and no debt of a material amount owing to the Company or the Group has been deferred, subordinated or written off or has proven to any extent irrecoverable, and
     (H) no material indebtedness of any kind has been incurred by or on behalf of the Company or the Group.

          (e) The Company has been duly incorporated and is validly existing as an exempted company with legal person status in good standing under the laws of the Cayman Islands and has legal right, power and authority (corporate and other) to own, lease and operate its properties and to conduct its business as described in the Offering Document and to enter into and perform its obligations under this Agreement and each of the other agreements listed as exhibits under Part III, Item 19, "Exhibits" in the Company's Annual Report on Form 20-F most recently filed with the Commission pursuant to the Exchange Act (collectively, the "Material Agreements") to which the Company is a party. The Company is duly registered and qualified to transact business and is in good standing in any jurisdiction (including provincial, municipal or local jurisdictions) in which such registration or qualification or good standing is required, whether by reason of the ownership or leasing of property, the conduct of business or otherwise, except where the failure to so register or qualify or be in good standing would not result in a Material Adverse Effect. The Memorandum and Articles of Association of the Company, as amended, comply with the requirements of the laws of the Cayman Islands and are in full force and effect.

          (f) NetEase Information Technology (Beijing) Co., Ltd., a wholly owned subsidiary of the Company ("NetEase Beijing"), has been duly organized and is validly existing as a wholly foreign owned enterprise with legal person status under the laws of the People's Republic of China (the "PRC" or "China") and has legal right, power and authority (corporate and other) to own, lease and operate its properties and to conduct its business as described in the Offering Document and to enter into and perform its obligations under each of the Material Agreements to which it is a party. Each of Guangzhou NetEase Computer System Co., Ltd. ("Guangzhou NetEase") and Beijing Guangyitong Advertising Co., Ltd. ("Guangyitong Advertising") has been duly organized and is validly existing as a company with legal person status under the laws of the PRC and has legal right, power and authority (corporate and other) to own, lease and operate its properties and to conduct its business as described in the Offering Document and to enter into and perform its obligations under each of the Material Agreements to which NetEase Beijing and/or Guangzhou NetEase are/is a party or parties, as the case may be. Each other "significant subsidiaries" of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (including NetEase Beijing, Guangzhou NetEase and Guangyitong Advertising, each a "Subsidiary" and, collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation under the laws of the jurisdiction of its incorporation and has legal right, power and authority (corporate and other) to own, lease and operate its properties and to conduct its business as described in the Offering Document. Each Subsidiary is duly registered or qualified to transact business and is in good standing in each jurisdiction (including provincial, municipal or local jurisdictions) in which such registration or qualification or good standing is required, whether by reason of the ownership or leasing of property or the conduct of business or otherwise, except where the failure to so register or qualify or be in good standing would not result in a Material Adverse Effect. Except as otherwise disclosed in the Offering Document, all of the issued and outstanding equity interests in each such Subsidiary has been duly authorized and validly issued,

                                       3

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     is fully paid and non-assessable and is owned by the Company (except
     Guangzhou NetEase, which is 80% owned by Mr. William Lei Ding and 20% owned by Mr. Bo Ding, and Guangyitong Advertising, which is 80% owned by Guangzhou NetEase and 20% owned by Mr. Bo Ding), directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding equity interests in any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only subsidiaries of the Company are the subsidiaries listed on Schedule A hereto.

          (g) The authorized, issued and outstanding shares of the Company are as set forth in the Offering Document in the columns entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Offering Document or pursuant to the exercise of convertible securities or options referred to in the Offering Document). The issued and outstanding shares of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders of outstanding shares of the Company are not entitled to preemptive or other rights to acquire the ordinary shares, par value U.S.$0.0001, of the Company (the "Ordinary Shares") or American Depositary Receipts (the "ADRs"), except for rights that terminate upon the closing of the offering; none of the outstanding shares of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company. Except as disclosed in the Offering Document, there are no outstanding securities convertible into, repayable with or exchangeable for, or warrants or rights to purchase from the Company, Ordinary Shares, ADRs or any other shares of the Company nor are there any obligations of the Company to allot, issue or transfer, the Offered Securities; the Offered Securities are freely transferable by the Company to or for the account of CSFB, and (to the extent described in the Offering Document) the initial purchasers thereof; and there are no restrictions on subsequent transfers of the Offered Securities under the laws of the Cayman Islands, PRC or the United States, except to the extent that any of the Offered Securities are purchased by an "affiliate" of the Company, as such term is defined in Rule 144 under the Securities Act.

          (h) This Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by the Company.

          (i) The deposit agreement (the "Deposit Agreement"), among the Company, The Bank of New York, as depositary (the "Depositary"), and the holders from time to time of the ADRs issued under the Deposit Agreement and evidencing the American Depository Shares issued under the Deposit Agreement and representing Ordinary Shares (the "American Depositary Shares"), has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Depositary, constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms subject as to enforcement to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights generally and to general equity principles.

          (j) Each Material Agreement has been duly authorized, executed and delivered by the parties thereto and constitutes a valid and legally binding obligation of each such party, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights generally and to general equity principles.

          (k) The Indenture has been duly authorized; the Offered Securities have been duly authorized; and when the Offered Securities are delivered and paid for pursuant to this Agreement on the Closing Date (as defined below), the Indenture will have been duly executed and delivered, such Offered Securities will have been duly executed, authenticated, issued and delivered and will conform to the description thereof contained in the Offering Document and the Indenture and such Offered

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     Securities will constitute valid and legally binding obligations of the
     Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (l) When the Offered Securities are delivered and paid for pursuant to this Agreement on the Closing Date, such Offered Securities will be convertible into the Ordinary Shares ("Underlying Shares") of the Company in accordance with the terms of the Indenture; the Underlying Shares initially issuable upon conversion of such Offered Securities have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable; the outstanding Underlying Shares have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Offering Document; and the shareholders of the Company have no preemptive rights with respect to the Offered Securities or the Underlying Shares.

          (m) Except as disclosed in the Offering Document, under current laws and regulations of the Cayman Islands or the PRC and any political subdivision thereof, all interest, principal, premium, if any, and other payments due or made on the Offered Securities and dividends and other distributions declared and payable on the Underlying Shares issuable upon conversion thereof may be paid by the Company to the holder thereof in United States dollars or that may be converted into foreign currency and freely transferred out of the Cayman Islands or the PRC and all such payments made to holders thereof who are non-residents of the Cayman Islands or the PRC will not be subject to income, withholding or other taxes under laws and regulations of the Cayman Islands or the PRC or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in the Cayman Islands or the PRC or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in the Cayman Islands or the PRC or any political subdivision or taxing authority thereof or therein.

          (n) Neither the Company nor any entity of the Group is in violation of its Memorandum and Articles of Association or similar or other constituent or organizational documents or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound, or to which any of its property or assets is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of each of this Agreement, the Indenture, the Offered Securities, the Registration Rights Agreement and the Material Agreements and the consummation by the Company or any other entity of the Group of the transactions contemplated in this Agreement, the Indenture, the Offered Securities, the Registration Rights Agreement and the Material Agreements and compliance by the Company and any entity of the Group with their obligations under this Agreement, the Indenture, the Offered Securities, the Registration Rights Agreement and the Material Agreements have been duly authorized by all necessary corporate action and received all required or necessary approvals from any governmental or regulatory body and do not and will not, whether with or without the giving of notice or passage or time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Group pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of (i) the provisions of the Memorandum and Articles of Association, or business license or similar or other constituent or organizational document or by-laws of the Company or any entity of the Group or (ii) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government

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     instrumentality or court, domestic or foreign, having jurisdiction over the
     Company or the Group or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any entity of the Group. All guarantees of any indebtedness of the Company or any entity of the Group are in full force and effect. No facts or circumstances exist whereby any person is, or would with the giving of notice and/or lapse of time, become entitled to require payment of any material indebtedness in respect of borrowed monies of the Company or such entity before its stated maturity. So far as the Company and the Group are aware, no event has occurred and is subsisting or is about to occur which constitutes or would reasonably be expected to constitute a material default or result in the acceleration by reason of default of any obligation, under any Agreements and Instruments which would in any such case, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (o) No labor dispute or other conflict with employees of the Group exists or is imminent and the Company is not aware of any existing or imminent labor disturbance by employees of any of the Group's principal suppliers, customers or contractors, which, in either case, would reasonably be expected to result in a Material Adverse Effect. There are no facts or circumstances in existence which would reasonably be expected to give rise to any such dispute or disturbance which would reasonably be expected to result in a Material Adverse Effect. Other than as disclosed in the Offering Document, the Group does not have any legal obligation to provide retirement benefits, death or disability benefits to any of its present or past employees.

          (p) There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or threatened, against or affecting the Company or the Group, which is required to be disclosed in the Offering Document if the Offering Document were a prospectus included in a registration statement on Form F-1 under the Securities Act (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets of the Company or the Group or the consummation of the transactions contemplated in any of this Agreement, the Registration Rights Agreement or the Material Agreements or the performance by the Company or the Group of its obligations hereunder or thereunder. So far as the Company is aware, there are no facts or circumstances in existence which would reasonably be expected to give rise to any such actions, suit, proceeding, inquiry or investigation; the aggregate of all pending legal or governmental proceedings to which the Company or any entity of the Group is a party or of which any of their respective property or assets is the subject which are not described in the Offering Document, including ordinary routine litigation incidental to the business conducted by the Group, could not reasonably be expected to result in a Material Adverse Effect.

          (q) There are no legal or governmental proceedings, statues, contracts or documents that are required to be described in the Offering Document, if the Offering Document were a prospectus included in a registration statement on Form F-1 under the Securities Act, which have not been so described. The description in the Offering Document of statutes, legal and governmental proceedings and contracts and other documents is accurate and presents the information required to be shown in all material respects if the Offering Document were a prospectus included in a registration statement on Form F-1 under the Securities Act. The Offering Document will contain, when issued, all information and particulars required to comply with all statutory and other provisions (including, without limitation, the relevant laws and regulations of the Cayman Islands and the PRC) so far as applicable, which is material for the purpose of making an informed decision on investment in the Offered Securities. Except as may be provided herein and as may be disclosed in the Offering Document, there are no contracts, agreements or understandings between the Company or the Group

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     and any person that would give rise to a claim against the Company, any entity of the Group or CSFB for a brokerage commission, finder's fee or other like payment in connection with the issuance and sale of the Offered Securities except for those which have been set forth in the Offering Documents. Except as disclosed in the Offering Document, the minutes of the meetings of shareholders and directors of the Company contain no information which is material for disclosure in the Offering Document and which has not been so disclosed.

          (r) Except as disclosed in the Offering Document, the Group owns, possesses or otherwise has the legal right to use, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedure), trademarks, service marks, trade names (including the "NetEase" name and logo in English and in Chinese) or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by it, and neither the Company nor any entity of the Group has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or the Group therein, and which infringement or conflict (if the subject of an unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

          (s) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency or Nasdaq National Market is necessary or required for the performance by the Company of its obligations under this Agreement, the Indenture, the Offered Securities, the Registration Rights Agreement and the Material Agreements to which it is a party, in connection with the offering, issuance or sale of the Offered Securities under this Agreement or the consummation of the transactions contemplated by this Agreement, the Indenture, the Offered Securities, the Registration Rights Agreement and the Material Agreements, except (i) such as have been already filed or obtained or as may be required under the Securities Act or the regulations promulgated thereunder and under the United States state and other foreign securities or blue sky laws, (ii) such as have been obtained under the laws and regulations of jurisdictions outside the Untied States in which the Offered Securities are offered, and (iii) such as may be required under the rules and regulations of the NASD.

          (t) Except as described in the Offering Document, the Group possesses such permits, licenses, approvals, consents and other authorizations, including, but not limited to, the Internet content provider license held by Guangzhou NetEase and the advertising license held by Guangyitong Advertising (collectively, "Governmental Licenses") issued by, and has made all declarations and filings with, the appropriate regulatory agencies or bodies required or necessary for the authorization, execution and delivery by the Group of any of this Agreement, the Indenture, the Offered Securities, the Registration Rights Agreement or the Material Agreements or necessary to conduct the business in substantially the manner described in the Offering Document; the Group is in compliance with the terms and conditions of all such Governmental Licenses (none of which contains materially burdensome restrictions or conditions not described in the Offering Document), except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any entity of the Group has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses or has any reason to believe that any such Governmental License will be revoked, modified or suspended which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

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          (u)  Except as disclosed in the Offering Document, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

          (v) The Group has good and marketable title to all real property owned by it and good title to all other properties owned by it, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Offering Document or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any entity of the Group; and all of the leases and subleases material to the business of the Group and under which the Group holds properties described in the Offering Document are in full force and effect, and neither the Company nor any entity of the Group has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or the Group under any of the leases or subleases mentioned above, or affecting or questioning its rights to the continued possession of the leased or subleased properties under any such lease or sublease and neither the Company nor any entity of the Group is aware of any facts or circumstances which would reasonably be expected to give rise to such a claim of material importance. The Group does not own, operate or manage or have any other material right or interest, directly or indirectly, in any other property of any kind except for that disclosed in the Offering Document.

          (w)  The Company is currently subject to the reporting requirements of
     Section 13 of the Exchange Act and files reports with the Commission on the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

          (x) The Company is not an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "Investment Company Act"); and the Company is not, and after giving effect to the transactions contemplated by the Purchase Agreement and the Offering Document and the application of the net proceeds therefrom as described in the Offering Document, will not be, required to register as an "investment company", as such term is defined in the Investment Company Act.

          (y) Based on the Company's projected income and assets (including goodwill), which the Company believes to be reasonable, the nature of the Company's business and assets and taking into account the receipt of proceeds from the offerings contemplated by this Agreement, the Company believes that it will not be classified as a "passive foreign investment company" ("PFIC") as defined in Section 1297(a) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), including the regulations and rulings and interpretations thereunder, for its current taxable year, and does not expect to become a passive foreign investment company in the future.

          (z) Except as described in the Offering Document, there are no persons with registration rights or other similar rights to have any securities registered under the Securities Act, except pursuant to the Registration Rights Agreement.

          (aa) Each of the Company and other entities of the Group has filed all tax returns that are required to be filed or has duly requested extensions thereof and all such returns are up to date and correct and on a proper basis in all material respects, and has paid all taxes required to be paid by it and any related assessments, charges, levies, fines or penalties, except for any such taxes, assessments, charges, levies, fines or penalties that are being contested in good faith and by appropriate proceedings or that are not material in amounts; and there is no proposed tax deficiency, assessment, charge, levy, fine or penalty against it as to which a reserve would be required to be established under U.S. GAAP which has not been so reserved or which is required to be disclosed in the Offering Document which has not been so disclosed and so far as the Company is aware, there are no facts or circumstances in existence which would reasonably be expected to give rise to any such deficiency, assessment, charge, levy, fine or penalty; except as otherwise explicitly stated in the Offering Document, adequate charges, accruals and reserves, to the extent required under U.S. GAAP, have been provided for in the financial statements referred to in Section 2(c) hereof in respect of all Cayman Islands, PRC, U.S. and other taxes for all periods as to which the tax liability of the Company or any such entity has not been finally determined or remains open to examination by applicable taxing authorities. The Company is currently subject to such income taxes as are disclosed in the Offering Document. Except as set forth in the Offering Document, the Company is not otherwise subject to any tax on its income, sales or turnover.

          (bb) Each of the Company and other entities of the Group (A) makes, keeps and prepares books, records and accounts in compliance with the applicable laws which, in reasonable detail, accurately and fairly reflect transactions and dispositions of its assets and (B) has devised and maintained a system of internal and accounting controls which provide reasonable assurance that (a) transactions are executed in accordance with management's general or specific authorization, (b) transactions are recorded as necessary (i) to permit preparation of financial statements in conformity with generally accepted accounting principles and (ii) to maintain accountability for assets, (c) access to assets is permitted only in accordance with management's general or specific authorization, and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. These reports provide the basis for the preparation of the Company's consolidated financial statements under U.S. GAAP included in the Offering Document.

          (cc) Except as disclosed in the Offering Document, no transaction, stamp, capital, transfer, issuance, registration or other similar taxes or duties and no capital gains, income, withholding or similar taxes are payable with respect to (a) the issuance, sale and delivery by the Company of any Offered Securities to CSFB pursuant to this Agreement and the Offering Document, (b) the initial sale and delivery by CSFB of such Offered Securities to purchasers thereof in connection with the offering contemplated by this Agreement, (c) the holding or transfer of the Offered Securities outside the Cayman Islands and the PRC (d) the execution and delivery of this Agreement, the Indenture, the Offered Securities, the Registration Rights Agreement or any Material Agreement.

          (dd) The description set forth in the Offering Document and under Part I, Item 7.B., "Related Party Transactions" in the Company's Annual Report on Form 20-F most recently filed with the Commission pursuant to the Exchange Act, of the events and transactions contemplated by the Material Agreements (the "Events and Transactions") is true and correct in all material respects. All consents, approvals, authorizations, orders, registrations and qualifications required in the Cayman Islands and the PRC in connection with the Events and Transactions have been made or obtained in writing and are in full force and effect, and no such consent, approval, authorization, order, registration or qualification is subject to any condition precedent which has not been fulfilled or performed, except in each case where such failure would not result in a Material Adverse Effect. There are no pending legal or governmental proceedings challenging the effectiveness or validity of any of the Events and Transactions and, to the knowledge of the Company and its directors and executive officers, no such proceedings are threatened or contemplated by any governmental authorities in the PRC or elsewhere.

          (ee) Except as disclosed in the Offering Document, the Company is not a party to any joint venture contract or shareholders' agreement. Neither the Company nor any other entity of the Group has taken any action, nor have there been any legal, legislative, or administrative proceedings started or threatened, (a) to wind up or dissolve the Company or such entity or (b) to withdraw, revoke or cancel any Governmental Licenses of the Company or such entity. Except as disclosed in the Offering Document, neither the Company nor any other entity of the Group acts or carries on business in partnership with any other person and is a member of any corporate or unincorporated body, undertaking or association pursuant to which it is liable on any share or security which is not fully paid up or which carries any liability. Except as disclosed in the Offering Document, the Company has no branch, agency, place of business or permanent establishment inside or outside the PRC. The Group's only material business activities and material assets or liabilities (actual, contingent or otherwise) are related solely to the businesses presently conducted by the Group as described in the Offering Document.

          (ff) Except as disclosed in the Offering Document, no material indebtedness (actual or contingent) and no material contract or arrangement is outstanding between the Company and any director or executive officer of the Company or any person connected with such director or executive officer (including his/her spouse, infant children, any company or undertaking in which he/she holds a controlling interest). There are no relationships or transactions between the Company on the one hand and its affiliates, officers and directors or their shareholders, customers or suppliers on the other hand which, although required to be disclosed, are not disclosed in the Offering Document.

          (gg) The business, undertakings, properties and assets of the Group are insured in amounts customary for the Company's business against all such risks as are normally insured by persons carrying on similar businesses as those carried on by the Group and such insurances include all the insurances which any entity of the Group is required under terms of any lease or any contract in respect of any of its properties to undertake except where the failure of the Group to obtain such insurance under such leases or contracts would not have a Material Adverse Effect, and such insurances and all other insurances undertaken by other parties pursuant to the terms of any contracts made between such parties and any entity of the Group in respect of any of its respective properties are in full force and effect and, so far as the Company is aware, there are no circumstances which would reasonably be expected to render any of such insurances void or voidable and there is no material insurance claim made by or against the Company or any entity of the Group, pending, threatened or outstanding and so far as the Company is aware, no facts or circumstances exist which would reasonably be expected to give rise to any such claim and all premiums due and payable in respect thereof have been paid.

          (hh) The American Depositary Shares representing certain of the Company's Underlying Shares have been authorized for listing on the Nasdaq National Market under the symbol "NTES".

          (ii) Neither the Company nor any entity of the Group has (A) taken, or will take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities, or (B) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Offered Securities or (C) since the date of the Preliminary Offering Circular, paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company. Without limiting the foregoing, neither the Company or any entity of the Group nor, to the best of its knowledge, any of its affiliated purchasers (as defined in Regulation M under the United States Exchange
     Act) has, directly or indirectly, either alone or with one or more other persons, bid for or purchased, for any account in which the Company or any such entity nor any of their affiliated purchasers has a beneficial interest, any Offered Securities, any instruments representing interests in, or the right to receive, any Offered Securities or any right to purchase any Offered Securities or any securities into which any Offered Securities may be converted, exchanged or exercised or which may in whole or in significant part determine the value of the Offered Securities (collectively, the "Subject Securities") or attempted to induce any person to bid for or purchase any Subject Securities except to the extent otherwise permitted by Regulation M under the Exchange Act; and neither they nor any of their affiliated purchasers have made bids or purchases for the purpose of creating actual or apparent active trading in, or of raising the price of, the Subject Securities.

          (jj) Neither the Company nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company is using any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses, is making any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, or is in violation of any provision of the United States Foreign Corrupt Practices Act of 1977, or is making any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          (kk) Except as set forth in the Offering Document, neither the Company nor any entity of the Group is in violation of any applicable law, statute, ordinance, rule, regulation or administrative or court order or decree to which it is subject except where such violation, singly or in the aggregate, would not have a Material Adverse Effect.

          (ll) The choice of the law of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of the Cayman Islands and the PRC and will be honored by courts in the Cayman Islands and the PRC. The Company has the power to submit, and pursuant to Section 12 of this Agreement, has legally, validly, effectively and irrevocably submitted, to the non-exclusive personal jurisdiction of each United States federal court and New York state court located in the Borough of Manhattan in The City of New York, New York, U.S.A. (each, a "New York Court" and collectively, the "New York Courts") in any suit, action or proceeding against it arising out of or related to this Agreement or with respect to its obligations, liabilities or any other matter arising out of or in connection with the sale of any Offered Securities by the Company to CSFB under this Agreement and has validly and irrevocably waived any objection to the venue of a proceeding in any such court; and the Company has the power to designate, appoint and empower, and pursuant to Section 12 of this Agreement, has legally, validly, effectively and irrevocably designated, appointed and empowered, the Authorized Agent (as defined in Section 12 hereof) for service of process in any action arising out of or relating to this Agreement or the Offered Securities in any New York Court, and service of process effected on such Authorized Agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 12 hereof.

          (mm) Except as described in the Offering Document, any final judgment for a fixed or readily calculable sum of money rendered by a New York Court having jurisdiction under its own domestic laws in respect of any suit, action or proceeding against the Company based upon this Agreement, the Indenture, the Offered Securities, the Registration Rights Agreement and any instruments or agreements entered into for the consummation of the transactions contemplated herein and therein would be declared enforceable against the Company without reexamination or review of the merits of the cause of action in respect of which the original judgment was given or relitigation of the matters adjudicated upon or payment of any stamp, registration or similar tax or duty (A) by the courts of the Cayman Islands, provided that the judgment is final, for a liquidated sum not in respect of taxes or as a fine or penalty, and which was not obtained in a manner, and is not of a kind the enforcement of which is, contrary to the public policy of the Cayman Islands, and (B) by the courts of the PRC, provided that (a) the judgment was not contrary to the public policy, state sovereignty or security of the PRC, (b) the judgment was not given or obtained by fraud, (c) the judgment was not based on clear mistake of law or fact, (d) the judgment was not directly or indirectly for the payment of taxes or other charges of a like nature or of a fine or other penalty, (e) the judgment was for a definite sum of money, (f) the judgment was final and conclusive, (g) adequate service of process has been effected and the defendant has had a reasonable opportunity to be heard,
     (h) such judgments do not conflict with any other valid judgment in the same matter between the same parties, and (i) an action between the same parties in the same matter is not pending in any PRC court at the time the lawsuit is instituted in the New York Court. The Company is not aware of any reason why the enforcement in the Cayman Islands or the PRC of such a New York Court judgment would be, as of the date hereof, contrary to public policy of the Cayman Islands or contrary to the public policy, state sovereignty or security of the PRC.

          (nn) It is not necessary under the laws of the Cayman Islands in order to enable CSFB to enforce their respective rights under this Agreement, the Indenture, the Offered Securities and the Registration Rights Agreement or to enable a subsequent purchaser of the Offered Securities or an owner of any interest therein to enforce its rights under the Offered Securities or the Registration Rights Agreement, as the case may be, that CSFB, subsequent purchaser or owner should, be licensed, qualified or otherwise entitled to carry on business in the Cayman Islands; this Agreement, the Indenture, the Offered Securities, and the Registration Rights Agreement are in proper legal form under the laws of the Cayman Islands for the enforcement thereof against the Company.

          (oo) Each of Messrs. William Lei Ding and Bo Ding is a citizen of the PRC, excluding Taiwan, Hong Kong SAR and Macau SAR, and no application is pending in any other jurisdiction by him or on his behalf for naturalization or citizenship thereof.

          (pp) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

          (qq) Assuming the accuracy of the representations and warranties contained in Section 4 (and compliance with the covenants contained therein), the offer and sale of the Offered Securities in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof; and it is not necessary to qualify an indenture in respect of the Offered Securities under the United States Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

          (rr) The Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement.

     3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to CSFB, and CSFB agrees to purchase from the Company, at a purchase price of 97.5% of the principal amount thereof, U.S.$75,000,000 principal amount of Firm Securities.

     The Company will deliver against payment of the purchase price the Firm Securities in the form of one or more permanent global securities in definitive form (the "Firm Global Securities") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent global securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Offering Document.

     Payment for the Firm Securities shall be made by CSFB in Federal (same day) funds by wire transfer to an account at a bank designated by the Company and reasonably acceptable to CSFB at 9:30 A.M., (New York City time), on July 14, 2003, or at such other time not later than seven full business days thereafter as CSFB and the Company determine, such time being herein referred to as the "First Closing Date", against delivery to the Trustee as custodian for DTC of
(i) the Firm Global Securities representing all of the Firm Securities. The closing will take place at the office of Davis Polk & Wardwell, The Hong Kong Club Building, 3A Chater Road, Hong Kong. The Firm Global Securities will be made available for checking at the above office of Davis Polk & Wardwell at least 24 hours prior to the First Closing Date.

     In addition, upon written notice from CSFB given to the Company from time to time not more than 30 days subsequent to the date of this Agreement, CSFB may purchase all or less than all of the Optional Securities at the purchase price per principal amount of Offered Securities (including any accrued interest thereon to the related Optional Closing Date, as hereinafter defined) to be paid for the Firm Securities. The Company agrees to sell to CSFB the principal amount of Optional Securities specified in such notice and CSFB agrees to purchase such Optional Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFB to the Company.

     Each time for the delivery of and payment for the Optional Securities, being herein referred to as the "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFB but shall not be later than seven full business days after written notice of election to purchase Optional Securities is given.

     The Company will deliver against payment of the purchase price the Optional Securities being purchased on each Optional Closing Date in the form of one or more permanent global securities in definitive form (each, an "Optional Global Security") deposited with the Trustee as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC. Payment for such Optional Securities shall be made by CSFB in Federal (same day) funds by wire transfer to an account at a bank designated by the Company and reasonably acceptable to CSFB, against delivery to the Trustee as custodian for DTC of the Optional Global Securities representing all of the Optional Securities being purchased on such Optional Closing Date. CSFB will not exercise the right to purchase Optional Securities or sell Optional Securities on or after the thirteenth (13/th/) day after the day of delivery of the Firm Securities in a way which will create more than a de-minimis amount of original issue discount under the Code to holders of such securities.

     4. Representations by CSFB; Resale by CSFB. (a) CSFB represents and warrants to the Company that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

          (b) CSFB acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from the registration requirements of the Securities Act. CSFB represents and agrees that it has offered and sold the Offered Securities, and will offer and sell the Offered Securities only in accordance with Rule 144A under the Securities Act ("Rule 144A"). Accordingly, neither CSFB nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Offered

     Securities, and CSFB, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirements of Rule 144A.

          (c) CSFB agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except with the prior written consent of the Company.

          (d) CSFB understands that no action has been taken or will be taken by the Company that would permit a public offering of the Offered Securities, or possession or distribution of the Offering Document or any other offering or publicity material relating to the Offered Securities, in any country or jurisdiction where action for that purpose is required.

          (e) CSFB agrees that it and each of its affiliates will not offer or sell the Offered Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. CSFB agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

     5.  Certain Agreements of the Company. The Company agrees with CSFB that:

          (a) The Company will advise CSFB promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without the consent of CSFB, which consent will not be unreasonably withheld or delayed. If, at any time prior to the completion of the resale of the Offered Securities by CSFB, any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company promptly will notify CSFB of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission. Neither the consent of CSFB to, nor CSFB's delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

          (b) The Company will furnish to CSFB copies of any Preliminary Offering Circular, the Offering Circular and all amendments and supplements to such documents, including the documents incorporated therein by reference, in each case as soon as available and in such quantities as CSFB requests, and the Company will furnish to CSFB on the date hereof three copies of the Offering Circular signed by a duly authorized officer of the Company, one of which will include the independent accountants' reports therein manually signed by such independent accountants. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act and is not exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, the Company will promptly furnish or cause to be furnished to CSFB and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities. The Company will pay the expenses of printing and distributing to CSFB all such documents.

          (c) The Company will use commercially reasonable efforts to arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the "blue sky" laws of such jurisdictions in the United States as CSFB designates and will continue such qualifications in effect so long as required for the resale of the Offered Securities by CSFB, provided that the Company will not as a result thereof be required to qualify as a foreign corporation, to file a general consent to service of process, or to subject itself to taxation in respect of doing business, in such jurisdiction.

          (d) During the period of five years hereafter, the Company will furnish to CSFB, as soon as practicable after the end of each fiscal year, a copy of its annual report to shareholders for such year; and the Company will furnish to CSFB, as soon as available, a copy of each report or financial statement furnished to or filed with the Commission or any securities exchange on which any class of securities of the Company is listed. During the period of six months hereafter, the Company will furnish to CSFB, from time to time, such other information concerning the Company as CSFB may reasonably request.

          (e) During the period of two years after the later of the First Closing Date and the last Optional Closing Date, the Company will, upon request, furnish to CSFB and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

          (f) During the period of two years after the later of the First Closing Date and the last Optional Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Securities that have been reacquired by any of them.

          (g) During the period of two years after the later of the First Closing Date and the last Optional Closing Date, the Company will not be or become an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

          (h) The Company will pay all expenses (together with VAT where applicable) incidental to the performance of its obligations under this Agreement, the Indenture and the Registration Rights Agreement including
     (i) the fees and expenses of the Trustee and its professional advisers;
     (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities, the preparation and printing of this Agreement, the Registration Rights Agreement, the Offered Securities and the Indenture; (iii) the cost of qualifying the Offered Securities for trading in PORTAL and any expenses incidental thereto; (iv) the cost of any advertising approved by the Company in connection with the issue of the Offered Securities; (v) for any expenses (including fees and disbursements of its counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions in the United States as CSFB designates and the printing of memoranda relating thereto; and (vi) for expenses incurred in distributing the Preliminary Offering Circular and the Offering Circular and all amendments and supplements to such documents, including the documents incorporated therein by reference, to CSFB. The Company will also pay for all travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities from CSFB. However, CSFB will pay (i) all expenses in connection with the printing of the Offering Document and (ii) all of its costs and expenses, including fees and disbursements of its counsel. In addition to the foregoing, CSFB will pay to the Company on the First Closing Date the sum of U.S.$50,000 as a non-accountable reimbursement of the Company's expenses. Such amount may be added to the purchase price for the Offered Securities set forth in
     Section 3 hereof.

          (i) In connection with the offering, until CSFB shall have notified the Company of the completion of the resale of the Offered Securities, neither the Company nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Offered Securities or attempt to induce any person to purchase any Offered Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities.

          (j) For a period of 90 days after the date of the initial offering of the Offered Securities by CSFB, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Securities Act relating to, (i) any Ordinary Shares or (ii) any United States dollar-denominated debt securities issued or guaranteed by the Company and having a maturity of more than one year from the date of issue or (iii) any Ordinary Shares of the Company or securities convertible into or exchangeable or exercisable for Ordinary Shares of the Company, including American Depositary Shares, warrants or other rights to purchase Ordinary Shares of the Company, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFB, except as required by the Registration Rights Agreement and except for issuances of Ordinary Shares pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options, in each case outstanding on the date hereof or grants of employee stock options pursuant to the terms of a plan in effect on the date hereof. The Company will not at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offer and sale of the Offered Securities. Notwithstanding anything to the contrary herein, this Agreement shall not in any way restrict or limit the Company's ability to purchase 27,142,000 Ordinary Shares from Best Alliance Profits Limited, an affiliate of The News Corporation Limited, following the date hereof.

          (k) Within five (5) days of the First Closing Date, the Company will file or record with, or pay stamp, registration or similar taxes or duties to, such court, authority or agency of the Cayman Islands as necessary to ensure the legality, validity enforceability or admissibility in evidence of this Agreement, the Indenture, the Offered Securities, or the Registration Rights Agreement in the Cayman Islands. The Company will indemnify and hold harmless CSFB against any documentary, stamp or similar transfer or issue tax, or fees, including any interest and penalties, which are or may be required to be paid on or in connection with (A) the creation, issuance, sale and delivery by the Company of any Offered Securities to CSFB pursuant to this Agreement and the Offering Document,
     (B) the initial sale and delivery by CSFB of such Offered Securities to purchasers thereof, (C) the holding or transfer of the Securities outside the Cayman Islands and the PRC, and (D) the execution and delivery of this Agreement, the Indenture, the Offered Securities, the Registration Rights Agreement or any Material Agreement. All payments to be made by the Company hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

          (l) The Company agrees that, except as disclosed in the Offering Document and except for those which are not material to the Company, prior to the later of the First Closing Date and the last Optional Closing Date, it will not incur any liabilities or enter into any material agreements (except in the ordinary course of its business or as contemplated in the Offering Document) without the prior written consent of CSFB.

          (m) The Company will ensure, or cause to ensure, (A) that the Group will possess all of the Governmental Licenses to the extent required or necessary for the operation of the businesses as presently conducted and as may be conducted from time to time by the Group and for the consummation of the transactions contemplated in the Material Agreements, will remain in compliance with the terms and conditions of all such Governmental Licenses, and will maintain the validity and effectiveness of any Governmental Licenses so required or necessary, (B) that NetEase Beijing will maintain its status as a PRC foreign invested entity and will obtain and maintain its classification as a "high-tech" company in the PRC, to the extent required or necessary for the operation of the business as presently conducted and as may be conducted from time to time by the Group without any Material Adverse Effect, and (C) the Group will comply with the relevant laws, rules and regulations required or necessary for the holders of the Offered Securities to continue to be entitled to their rights specified therein and in the Deposit Agreement.

          (n) The Company shall cause the Material Agreements to remain valid and in full force and effect for so long as required or necessary for the operation of the businesses as presently conducted and as may be conducted from time to time by the Group without any Material Adverse Effect.

          (o) The Company shall use commercially reasonable efforts to cause each of Mssrs. William Lei Deng and Bo Ding to remain a citizen of the PRC, excluding Taiwan, Hong Kong SAR and Macau SAR for as long as such PRC citizenship is required or necessary under PRC laws and regulations for the business operations of the Company as currently conducted without any Material Adverse Effect.

     6. Conditions of the Obligations of CSFB. The obligations of CSFB to purchase and pay for the Firm Securities on the First Closing Date and for the Optional Securities on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

          (a) CSFB shall have received from PricewaterhouseCoopers a letter, dated the date of this Agreement, confirming that they are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder ("Rules and Regulations") and to the effect that:

               (i) in their opinion the financial statements examined by them and included in the Offering Document and in the Company's Annual Report on Form 20-F most recently filed with the Commission comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations;

               (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 100, Interim Financial Information, on the unaudited financial statements included in the Offering Document;

               (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                     (A) the unaudited financial statements included in the Offering Document do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                     (B) at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Offering Document; or

                     (C) for the period from the closing date of the latest income statement included in the Offering Document to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, in consolidated net sales, net operating income or in the total or per share amounts of consolidated net income or in the ratio of earnings to fixed charges;

          except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Offering Document disclose have occurred or may occur or which are described in such letter; and

               (iv) they have compared specified dollar amounts (or percentages derived from such U.S. dollar or Renminbi amounts) and other financial information contained in the Offering Document, in the Company's Annual Report on Form 20-F most recently filed with the Commission and the Company's Periodic Report on Form 6-K for the month of April 2003 (in each case to the extent that such U.S. dollar and Renminbi amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such U.S. dollar and Renminbi amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

          (b) On each Closing Date, CSFB shall have received from PricewaterhouseCoopers a letter, dated as of such Closing Date, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (a) of this Section, except that the specified date referred to shall be a date not more than three business days prior to such Closing Date.

          (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of CSFB, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities; (ii) any change in U.S., Chinese (including Hong Kong), Asian or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of CSFB, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market, (iii) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange or the Nasdaq National Market, or any setting of minimum prices for trading on such exchange; (iv) or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (v) any banking moratorium declared by U.S. Federal, New York, Chinese or Hong Kong authorities; (vi) any major disruption of settlements of securities or clearance services in the United States, the PRC or Hong Kong or (vii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, the PRC or Hong Kong, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of CSFB, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Offered Securities.

          (d)  At such Closing Date,

               (i) CSFB shall have received the favorable opinion, dated as of such Closing Date, of Commerce & Finance Law Office, PRC counsel to the Company, in form and substance reasonably satisfactory to counsel for CSFB, to the effect set forth in Exhibit A hereto and to such further effect as counsel to CSFB may reasonably request.

               (ii) CSFB shall have received the favorable opinion, dated as of such Closing Date, of Maples and Calder Asia, Cayman Islands counsel for the Company, in form and substance reasonably satisfactory to counsel for CSFB, to the effect set forth in Exhibit B hereto and to such further effect as counsel to CSFB may reasonably request.

               (iii) CSFB shall have received the favorable opinion, dated as of such Closing Date, of Morrison & Foerster LLP, U.S. counsel for the Company, in form and substance reasonably satisfactory to counsel for CSFB, to the effect set forth in Exhibit C hereto and to such further effect as counsel to CSFB may reasonably request. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to CSFB. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

               (iv) CSFB shall have received the favorable opinion, dated as of such Closing Date, of Davis Polk & Wardwell, U.S. counsel for CSFB, in form and substance reasonably satisfactory to CSFB, with respect to the matters as CSFB may reasonably require. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the CSFB. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

               (v) CSFB shall have received the favorable opinion, dated as of such Closing Date, of Emmet, Marvin & Martin, LLP, U.S. counsel for the Depositary, in form and substance reasonably satisfactory to counsel for CSFB, to the effect set forth in Exhibit D hereto and to such further effect as counsel to CSFB may reasonably request.

          (e) CSFB shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date, and that, subsequent to the respective dates of the most recent financial statements in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in the Offering Document as described in such certificate.

          (f) CSFB shall have received a certificate, dated such Closing Date, of the Chief Financial Officer of the Company certifying that (i) the Memorandum and Articles of Association of the Company attached to such certificate are true and correct and in full force and effect, (ii) a certificate of good standing issued by the Registrar of Companies of the Cayman Islands dated no earlier than three (3) business days prior to such Closing Date is attached, certifying that the Company has been duly incorporated, has paid all required fees, and is validly existing and in good standing under the laws of the Cayman Islands, (iii) the resolutions of the Board of Directors of the Company attached to such certificate are true, correct and complete with respect to all actions taken by the Board of Directors regarding the transactions contemplated by the Offering Document, this Agreement, the Registration Rights Agreement and the Material Agreements, with true and correct English translations thereof,
     (iv) all the filings, submissions and correspondences between the Company and the Nasdaq National Market or on their behalf relating to the Offered Securities are attached thereto, (v) each person who executed or delivered instructions with regard to the Offered Securities, the Offering Document, this Agreement, the Registration Rights Agreement and the Material Agreements, or any other document related to the transactions contemplated therein was duly qualified to do so and any signature by such person therein is genuine, and (vi) CT Corporation System has been appointed, and CT Corporation System has accepted such appointment as, the Company's agent to receive and acknowledge, for and on the Company's behalf, service of process in an action brought before a New York Court.

          (g) On or prior to the date of this Agreement, CSFB shall have received lockup letters from Ted Sun, Acting Chief Executive Officer of the Company, and Shining Globe International Limited and William Ding.

     The Company will furnish CSFB with such conformed copies of such opinions, certificates, letters and documents as CSFB reasonably requests. CSFB may in its sole discretion waive compliance with any conditions to the obligations of CSFB hereunder, whether in respect of an Optional Closing Date or otherwise.

     7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless CSFB, its officers, partners, members, directors and each person, if any, who controls CSFB within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which CSFB may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, and all amendments and supplements thereto, including the documents incorporated therein by reference, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, including any losses, claims, damages or liabilities arising out of or based upon the Company's failure to perform its obligations under Section 5(a) of this Agreement, and will reimburse CSFB for any legal or other expenses reasonably incurred by CSFB in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by CSFB specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below.

          (b) CSFB will indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, and all amendments and supplements thereto, including the documents incorporated therein by reference, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by CSFB specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by CSFB consists of the following information in the Offering Circular: (i) the name of CSFB which appears at the bottom of the front cover page and the first paragraph appearing under the caption "Plan of Distribution", (ii) the third sentence in the sixteenth paragraph appearing under the caption "Plan of Distribution" and (iii) the seventeenth and eighteenth paragraphs (including the four subparagraphs under the seventeenth paragraph) appearing under the caption "Plan of Distribution" concerning stabilization transactions; provided, however, that CSFB shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Company's failure to perform its obligations under Section 5(a) of this Agreement.

          (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection
     (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes (i) an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

          (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and CSFB on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and CSFB on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and CSFB on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by CSFB from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or CSFB and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), CSFB shall not be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities purchased by it were resold exceeds the amount of any damages which CSFB has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. CSFB's obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

          (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls CSFB within the meaning of the Securities Act or the Exchange Act; and the obligations of CSFB under this Section shall be in addition to any liability which it may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act.

     8. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of CSFB set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of CSFB, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If for any reason the purchase of the Offered Securities by CSFB is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and CSFB pursuant to Section 7 shall remain in effect and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by CSFB is not consummated for any reason other than solely because of the occurrence of any event specified in clause (ii), (iii), (v), (vi) or (vii) of Section 6(c), the Company will reimburse CSFB for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

     9. Notices. All communications hereunder will be in writing and, if sent to CSFB will be mailed, delivered or faxed and confirmed to the Credit Suisse First Boston LLC, Eleven Madison Avenue, New York,

NY 10010-3629, U.S.A., Attention: Transactions Advisory Group (fax:
1-212-325-4296), or, if sent to the Company, will be mailed, delivered or faxed and confirmed to it at NetEase.Com, Inc., Suite 1901, Tower E3, The Towers, Oriental Plaza, Dong Cheng District, Beijing 100738, People's Republic of China, fax (8610) 8518-3618, Attention: Chief Financial Officer (fax: 8610-8518-3618).

     10. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Company as if such holders were parties thereto.

     11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     12. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

     The Company hereby submits to the non-exclusive jurisdiction of the New York Courts in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company irrevocably appoints CT Corporation System, 111 Eighth Avenue, 13/th/ Floor, New York, New York 10011 ("Authorized Agent"), as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to the Company, by the person serving the same to the address provided in Section 9, shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement.

     The obligation of the Company in respect of any sum due to CSFB shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by CSFB of any sum adjudged to be so due in such other currency, on which (and only to the extent that) CSFB may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to CSFB hereunder, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify CSFB against such loss. If the United States dollars so purchased are greater than the sum originally due to CSFB hereunder, CSFB agrees to pay to the Company an amount equal to the excess of the dollars so purchased over the sum originally due to CSFB hereunder.

         If the foregoing is in accordance with the CSFB's understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Company and CSFB in accordance with its terms.

                                          Very truly yours,

                                          NetEase.Com, Inc.


                                          By: /s/ Ted Sun
                                              ----------------------------------
                                              Name:   Ted Sun
                                              Title:  Acting CEO & Director


 The foregoing Purchase Agreement is
   hereby confirmed and accepted as of
   the date first above written.

Credit Suisse First Boston LLC


By: /s/ Rodney Tsang
    ----------------------------------
    Name:   Rodney Tsang
    Title:  Director

                                   SCHEDULE A

                        SUBSIDIARIES OF NETEASE.COM, INC.

                                                Jurisdiction of
Subsidiary                                        Organization        Ownership
-----------------------------------------       ---------------       ---------
NetEase Information Technology (Beijing)             China                  100%
Co., Ltd.

NetEase Information Technology (Shanghai)            China                  100%
Co., Ltd.

NetEase (U.S.) Inc.                                   U.S.                  100%

NetEase Interactive Entertainment Ltd.              British                 100%
                                                    Virgin
                                                    Islands

                                    Sch-A-1

                                    EXHIBIT A

                  FORM OF OPINION OF THE COMPANY'S PRC COUNSEL

     We are lawyers qualified in the People's Republic of China ("PRC") and are qualified to issue opinions on the laws of the PRC. We have acted as PRC counsel for NetEase.com, Inc. (the "Company"), a company incorporated under the laws of the Cayman Islands, in relation to the Company's proposed issuance and sale to Credit Suisse First Boston LLC ("CSFB") pursuant to the purchase agreement ("Purchase Agreement") entered into by and between the Company and CSFB dated July 8, 2003 of U.S.$75,000,000 principal amount of its Zero Coupon Convertible Subordinated Notes due July 15, 2023 and also granting to CSFB an option, exercisable from time to time by CSFB, to purchase an aggregate of up to an additional $25,000,000 principal amount ("Optional Securities") of its Zero Coupon Convertible Subordinated Notes due July 15, 2023, each to be issued under an indenture agreement, dated as of July 14, 2003 ( the "Indenture"), between the Company and The Bank of New York, as Trustee.

     Unless otherwise defined herein, capitalized terms used in this opinion shall have the same meaning as set forth in the Purchase Agreement.

     In rendering this opinion we have examined copies of such documents, as we have considered necessary or relevant to provide this opinion. In giving this opinion, we have made the following assumptions:

     1. that all documents submitted to us as originals are authentic and that all documents submitted to us as copies conform to their originals;

     2. that all documents have been validly authorized, executed and delivered by all of the parties thereto; and

     3. that the signatures, seals and chops on the documents submitted to us are genuine;

     This opinion is confined to and given on the basis of the laws of the PRC as at the date hereof. We do not express or imply any view or opinion on, or in respect of, the laws of any jurisdiction other than those of the PRC.

     Based on the foregoing, we are of the opinion that:

     1. NetEase Beijing has been duly incorporated and is validly existing as a wholly foreign owned enterprise with legal person status in good standing under the laws of the PRC. Except as otherwise disclosed in the Offering Document, all of the registered capital of NetEase Beijing has been fully paid and, to the best of our knowledge, is owned by the Company directly, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

     2. Guangzhou NetEase has been duly incorporated and is validly existing as a privately owned enterprise with legal person status in good standing under the laws of the PRC. Except as otherwise disclosed in the Offering Document, all of the registered capital of Guangzhou NetEase has been fully paid and, to the best of our knowledge, is 80% owned by Mr. William Lei Ding and 20% owned by Mr. Bo Ding, each directly, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

     3. Guangyitong Advertising has been duly incorporated and is validly existing as a privately owned enterprise with legal person status in good standing under the laws of the PRC. Except as otherwise disclosed in the Offering Document, all of the registered capital of Guangyitong Advertising has been fully paid and, to the best of our knowledge, is 80% owned by Guangzhou NetEase and 20% owned by Mr. Bo Ding, each directly, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

     4. Each of NetEase Beijing, Guangzhou NetEase and Guangyitong Advertising (together, the "PRC Subsidiaries") has legal right, power and authority (corporate and other) to own, lease and operate its properties and to conduct its business as described in the Offering Document (including proper authority and approval for Guangzhou NetEase to engage in businesses as an Internet content provider and for Guangyitong NetEase to engage in online advertising businesses, each as described in the Offering Document) and to enter into and perform its obligations under each of the Material Agreements, to which it is a party.

     5. Each Material Agreement to which any PRC Subsidiary is a party has been duly authorized, executed and delivered by such PRC Subsidiary, is in proper legal form under the laws of the PRC for the enforcement thereof against the parties thereto; and each such Material Agreement that is governed by PRC law constitutes a valid and legally binding obligation of the parties thereto, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights generally and to general equity principles; and it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of any of the Material Agreements in the PRC or any political subdivision thereof that any of them be filed or recorded or enrolled with any court or authority in the PRC or any political subdivision thereof or that any stamp, registration or similar tax be paid in the PRC or any political subdivision thereof.

     6. Each of the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Offered Securities is in proper legal form under the laws of the PRC for the enforcement thereof against the Company and, assuming due authorization, execution and delivery by each party thereto, constitutes a valid and legally binding obligation of the Company under the PRC law, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights generally and to general equity principles; and it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of the Purchase Agreement, the Registration Rights Agreement or the Indenture in the PRC or any political subdivision thereof that any of them be filed or recorded or enrolled with any court or authority in the PRC or any political subdivision thereof or that any stamp, registration or similar tax be paid in the PRC or any political subdivision thereof.

     7. Except as set forth in the Offering Document, there are no limitations under PRC law on the rights of the Company (i) to convert into foreign currency and freely transfer out of the PRC all dividends, distributions and other payments declared and made payable by any of the Company's subsidiaries organized and existing under the laws of the PRC or any other revenues received by the Company or (ii) to convert the said dividends, distributions and other payments into foreign currency and freely transfer out of the PRC all amounts required to pay interest, principal, premium, if any, and other payments on the Offered Securities and dividends and other distributions declared and payable on the Underlying Shares issuable upon conversion thereof.

     8. Under the laws of the PRC, the Offered Securities are freely transferable by the Company to or for the account of CSFB, and (to the extent described in the Offering Document) the initial purchasers thereof; and there are no restrictions on subsequent transfers of the Offered Securities under the laws of the PRC.

     9. To the best of our knowledge, except as set forth in the Offering Document, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any PRC Subsidiary is a party, or to which the property of the Company or such PRC Subsidiary is subject, before or brought by any court or governmental agency or body in the PRC, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Offered Securities, any Material Agreement or the Offering Document or the performance by the Company or any PRC Subsidiary of their respective obligations thereunder.

     10.  The information under Part I, Item 7.B., "Related Party Transactions",
Part I, Item 4, "Information on the Company" and Part I, Item 3.D., "Risk Factors" in the Company's Annual Report on Form 20-F most recently filed with the Commission pursuant to the Exchange Act, to the extent that it constitutes matters of law or summaries of legal matters of the PRC or legal conclusions in respect of PRC law, or summaries of legal proceedings, or summarizes the terms and provisions of the Material Agreements governed by PRC law, has been reviewed by us and is correct in all material respects; and our opinion set forth under
Part 1, Item 10, "Additional Information - Enforcement of Civil Liabilities" in the Company's Annual Report on Form 20-F most recently filed with the Commission pursuant to the Exchange Act is confirmed.

     11. To the best of our knowledge, there are no PRC statutes or regulations that are required to be described in the Offering Document that are not described as required.

     12. The choice of the laws of the State of New York as the governing law of the Purchase Agreement, the Indenture, the Offered Securities and the Registration Rights Agreement is a valid choice of law under the laws of the PRC and courts of the PRC will honor this choice of law.

     13. No transaction tax, stamp duty or similar tax or duty or withholding or other taxes are payable by or on behalf of CSFB in the PRC with respect to
(a) the sale and delivery of the Offered Securities as contemplated by the Purchase Agreement and the Offering Document, (b) the holding or transfer of the Offered Securities outside the PRC or (c) the execution, delivery or enforcement of the Purchase Agreement, the Indenture, the Offered Securities, the Registration Rights Agreement or any Material Agreement; under the laws of the PRC, the Company is neither a resident of the PRC nor carrying on a trade or business in the PRC for PRC tax purposes, and accordingly (x) the Company will not be subject to income tax imposed in the PRC or any subdivision thereof, (y) any payments or distributions made by the Company on the Offered Securities will not be subject to any PRC withholding tax and (z) a holder or beneficial owner of Offered Securities who is not a resident of the PRC will not be subject to any PRC transaction tax, stamp duty or PRC similar tax or duty or PRC withholding or other taxes upon any conversion of the Offered Securities, disposition of the Offered Securities or disposition of the securities into which the Offered Securities are converted.

     14. Any final judgment for a fixed or readily calculable sum of money rendered by any court of the State of New York or of the United States located in the State of New York having jurisdiction under its own domestic laws in respect of any suit, action or proceeding against the Company based upon the Purchase Agreement, the Registration Rights Agreement, the Indenture or the Offered Securities would be declared enforceable against the Company by the courts of the PRC in accordance with the requirements of PRC Civil Procedures Law based either on treaties between the PRC and the United States of America or on reciprocity between jurisdictions, without payment of any stamp, registration or similar tax or duty, provided that (a) the judgment was not contrary to the public policy, state sovereignty or security of the PRC, (b) the judgment was not given or obtained by fraud, (c) the judgment was not based on clear mistake of law or fact, (d) the judgment was not directly or indirectly for the payment of taxes or other charges of a like nature or of a fine or other penalty, (e) the judgment was for a definite sum of money, (f) the judgment was final and conclusive, (g) adequate service of process has been effected and the defendant has had a reasonable opportunity to be heard, (h) such judgments do not conflict with any other valid judgment in the same matter between the same parties, and
(i) an action between the same parties in the same matter is not pending in any PRC court at the time the lawsuit is instituted in the New York Court.

     15. Except as otherwise disclosed in the Offering Document, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency in or of the PRC is necessary or required for (i) each PRC Subsidiary to engage in the business as presently conducted by it and as described in the Offering Document,
(ii) the due authorization, execution and delivery by each PRC Subsidiary of each Material Agreement to which it is a party, (iii) the performance by each PRC Subsidiary of its obligations under each Material Agreement to which it is a party, or (iv) the consummation of the transactions contemplated under each Material Agreement.

     16. The execution, delivery and performance of each of the Purchase Agreement, the Indenture, the Registration Rights Agreement, and each of the Material Agreements governed by the laws of the PRC, the consummation of the transactions contemplated therein and in the Offering Document (including the issuance and sale of the Offered Securities, compliance with the terms and provisions thereof, and the use of the proceeds from the sale of the Offered Securities as described in the Offering Document under the caption "Use Of Proceeds") and compliance by the Company with its obligations under each of the Purchase Agreement, the Indenture, the Offered Securities, the Registration Rights Agreement and each of the Material Agreements governed by the laws of the PRC, will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or a default or Repayment Event (as defined in Section 2(n) of the Purchase Agreement) under, or result in the creation or imposition of any lien, charge or encumbrance upon, any property or assets of the Company or any PRC Subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument (including the Material Agreements) governed by the laws of the PRC, known to us, to which the Company or such PRC Subsidiary is a party or by which they may be bound, or to which any of their property or assets is subject (except for such conflicts, breaches, defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the articles of association or other organizational document of any PRC Subsidiary or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court in the PRC, having jurisdiction over the Company or the PRC Subsidiaries or any of their properties, assets or operations.

     17. The Company is duly registered or qualified as a foreign corporation, to the extent that such registration or qualification is required in the PRC, to transact business as described in the Offering Document and is in good standing in the PRC (including provincial, municipal or local jurisdictions), whether by reason of the ownership or leasing of property or the conduct of business or otherwise, except where the failure to so register or qualify or be in good standing would not result in a Material Adverse Effect.

     18. The Company and its obligations under the Purchase Agreement are subject to civil and commercial law and suit and none of the Company and its properties, assets or revenues has any right of immunity, on any grounds, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief, or for the enforcement of judgment in the PRC, with respect to their respective obligations, liabilities or any other matter under or arising out of or in connection with the Purchase Agreement.

     19. It is not necessary in order to enable CSFB to exercise or enforce its rights under the Purchase Agreement in the PRC or by reason of the entry into and/or the performance of the Purchase Agreement for CSFB to be licensed, qualified, authorized or entitled to do business in the PRC.

     20. All descriptions in the Offering Document of contracts and other documents governed by or under PRC law to which the Company or any PRC Subsidiary is a party are accurate in all material respects; to the best of our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Offering Document other than those described or referred to therein or filed as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

     21. To the best of our knowledge after appropriate investigation, none of the PRC Subsidiaries is in violation of its articles of association or other organizational document and no default by any PRC Subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument governed by PRC law that is described or referred to in the Offering Document.

     22. The performance by CSFB in the PRC of any of their rights, duties, obligations and responsibilities under the Purchase Agreement will not violate any law applicable in the PRC.

     23. Nothing has come to our attention that would lead us to believe that the Offering Document or any amendment or supplement thereto (except for financial statements and schedules and other financial data included therein, as to which we need make no statement), at the time the Offering Document was issued, or on the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering such opinion, we have relied (A) as to matters involving the application of the laws of New York, upon the opinion of Morrison & Foerster LLP, United States counsel to the Company, (B) as to matters involving the application of the laws of the Cayman Islands, upon the opinion of Maples and Calder Asia, Cayman Islands counsel to the Company, and (C) as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates and confirmations of responsible officers of the Company or any PRC Subsidiary and public officials.

     This opinion relates to the laws of the PRC (other than the laws of the Hong Kong Special Administrative Region, the laws of the Macao Special Administrative Region and the laws of Taiwan Province) in effect on the date hereof.

     This opinion is given solely for the benefit of the persons to whom it is addressed. It may not, except with our prior written permission, be relied upon by anyone in connection with this opinion or used for any other purpose; provided, however, that The Bank of New York, in its capacity as Trustee pursuant to the terms of the Indenture, may rely, subject to all of the assumptions and qualifications set forth therein, on this opinion to the same extent as if this opinion had been addressed and delivered to The Bank of New York.

                                    EXHIBIT B

             FORM OF OPINION OF THE COMPANY'S CAYMAN ISLANDS COUNSEL

We have acted as Cayman Islands legal advisers to NetEase.com, Inc. (the "Company"), a company incorporated in the Cayman Islands in connection with the issue of US$75,000,000 aggregate principal amount of its Zero Coupon Senior Convertible Notes due 15th July, 2023 (the "Firm Securities") and the option, exercisable from time to time by Credit Suisse First Boston LLC, to purchase an aggregate of up to an additional US$25,000,000 of the aggregate principal amount of its Zero Coupon Senior Convertible Notes due 15th July, 2023 (the "Optional Securities", and together with the Firm Securities, the "Offered Securities"), each to be issued under an indenture, dated as of 14th July, 2003 (the "Indenture"), between the Company and The Bank of New York, as Trustee. Such offering is being made pursuant to a purchase agreement between the Company and the Initial Purchasers (as defined therein) dated 8/th/ July, 2003 (the "Purchase Agreement").

For the purposes of this opinion, we have reviewed only originals, copies or final drafts of the following documents:

(a) the certificate of incorporation of the Company dated 6th July, 1999 and the amended and restated memorandum and articles of association of the Company as adopted on 12th May, 2000 (the "Memorandum and Articles of Association");

(b) a certificate of good standing for the Company dated 8th July, 2003 issued by the Registrar of Companies in the Cayman Islands (the "Certificate of Good Standing");

(c) the minutes of the meeting of the board of directors of the Company held on 30/th/ June, 2003 (the "Minutes");

(d) a certificate from a director of the Company dated 14th July, 2003, a copy of which is attached hereto (the "Director's Certificate");

(e)  the Purchase Agreement;

(f)  the Indenture;

(g) the offering circular issued by the Company dated 9/th/ July, 2003 and all documents incorporated by reference therein (the "Offering Circular");

(h) the Registration Rights Agreement between the Company and Credit Suisse First Boston LLC (as representative of the several purchasers named therein) dated 8/th/ July, 2003 hereto (the "Registration Rights Agreement");

(i)  the form of the Offered Securities;

(j)  each of the following agreements (the "Material Agreements"):

     (i) 1999 Stock Incentive Plan and Form of Stock Option Agreement (incorporated by reference to Exhibit 10.1 from the company's Registration Statement on Form F-1 (file no. 333-11724) filed with the Securities and Exchange Commission on March 27, 2000);

     (ii) Amended and Restated 2000 Stock Incentive Plan and Form of Stock Option Agreement (including standard and non-standard form) (incorporated by reference to Exhibit 4.2 from the company's Annual Report on Form 20-F for the year ended December 31, 2000 filed with the Securities and Exchange Commission on August 31, 2001;

     (iii) Employment Agreement dated August 31, 1999 between NetEase.com, Inc. and William Lei Ding (incorporated by reference to Exhibit 10.2 from the company's Registration Statement on Form F-1 (file no. 333-11724) filed with the Securities and Exchange Commission on March 27, 2000); and

     (iv) Addendum to Employment Agreement between NetEase.com, Inc. and William Ding dated May 1, 2003.

The Purchase Agreement, the Indenture, the Material Agreements and the Registration Rights Agreement are hereafter together referred to as the "Agreements".

Terms used herein have the same meanings given in the Purchase Agreement unless otherwise defined herein.

Save as aforesaid we have not been instructed to undertake and have not undertaken any further enquiry or due diligence in relation to the transaction the subject of this opinion. The following opinions are given only as to and based on circumstances and matters of fact existing at the date hereof and of which we are aware consequent upon the instructions we have received in relation to the matter the subject of this opinion and as to the laws of the Cayman Islands as the same are in force at the date hereof. In giving this opinion, we have relied upon the completeness and accuracy (and assumed the continuing completeness and accuracy as at the date hereof) of the Director's Certificate and the Certificate of Good Standing without further verification and have relied upon the following assumptions, which we have not independently verified:

(i) The Agreements and the Offered Securities have been or will be duly authorised, executed and delivered by or on behalf of all relevant parties (other than the Company).

(ii) The Agreements and the Offered Securities are, or will be, legal, valid, binding and enforceable against all relevant parties in accordance with the governing laws expressed therein and all other relevant laws (other than, with respect to the Company, the laws of the Cayman Islands).

(iii) The power, authority and legal right of all parties under all relevant laws and regulations (other than, with respect to the Company, the laws of the Cayman Islands) to enter into, execute and perform their respective obligations under the Agreements and the Offered Securities.

(iv) The choice of the laws of New York as the governing law of the Agreements and the Offered Securities has been made by all parties in good faith and would be regarded as a valid and binding selection which will be upheld by the courts of New York as a matter of the laws of New York and by all other courts under all other relevant laws (other than the laws of the Cayman Islands).

(v) Copy documents or drafts of documents provided to us are true and complete copies of, or in the final forms of, the originals.

(vi)   The genuineness of all signatures and seals.

(vii) All conditions precedent contained in the Agreements have been satisfied or duly waived and there has been no breach of the terms of the Agreements or the Offered Securities at the date hereof.

(viii) There is no contractual or other prohibition (other than as may arise by virtue of the laws of the Cayman Islands) binding on the Company or on any other party prohibiting it from entering into and performing its obligations under the Agreements or the Offered Securities.

(ix) The issued shares in the capital of the Company, including those to be issued pursuant to conversion of the Offered Securities offered in the Offering Circular, have been, or, upon entry on the Register of Members of the Company following conversion of the Offered Securities, will be fully paid up and there are no contractual or other obligations (other than as may arise by virtue of the laws of the Cayman Islands) binding on the Company or any of the persons to whom such shares have been issued to make any further payment or give any further consideration in relation thereto other than the conversion price.

(x) The Offered Securities will be issued and authenticated in accordance with the provisions of the Indenture.

(xi) No invitation has been or will be made by or on behalf of the Company to the public in the Cayman Islands to subscribe for any of the Offered Securities.

(xii) The Company is not a sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

The following opinions are given only as to matters of Cayman Islands law and we have assumed that there is nothing under any other law that would affect or vary the following opinions. Specifically we have made no investigation of the laws of New York and we offer no opinion in relation thereto.

Based upon the foregoing and subject to the qualifications set out below and having regard to such legal considerations as we deem relevant, we are of the opinion that:

1. The Company has been duly incorporated and is validly existing as an exempted company with limited liability for an unlimited duration under the laws of the Cayman Islands with full corporate power and authority to own its property and assets and to carry on its business in accordance with its Memorandum and Articles of Association and to enter into and execute and perform its obligations under the Agreements and the Offered Securities.

2. The Company has an authorised capital as set forth in the Offering Circular, and all of the issued shares in the capital of the Company (including the shares being delivered on conversion when issued in accordance with the terms of the Purchase Agreement and entered on the Register of Members of the Company) have been duly and validly authorised and, when issued in accordance with the Purchase Agreement and the Offering Circular and entered as fully paid on the Register of Members of the Company, will be fully paid and non-assessable and conform to the description thereof contained in the Offering Circular.

3. The execution and delivery of the Agreements and the issue and offer of the Offered Securities by the Company and the performance of its obligations thereunder have been duly authorised and approved by all necessary corporate action of the Company and do not violate, conflict with or result in a breach of any of the terms or provisions of its memorandum and articles of association or any law, public rule or regulation applicable to the Company in the Cayman Islands currently in force and do not violate, conflict with or result in a breach of any existing order or decree of any governmental authority or agency or any official body in the Cayman Islands.

4. The Agreements when executed and delivered for and on behalf of the Company will constitute legal, valid and binding obligations of the Company enforceable in the Cayman Islands in accordance with their terms except and in so far as such enforcement may be limited as hereinafter set forth.

5. The Offered Securities when executed and, if appropriate, authenticated in the manner set forth in the Indenture and delivered against due payment therefor will be duly executed, issued and delivered and will constitute the legal, valid and binding obligations of the Company enforceable in the Cayman Islands in accordance with their terms except and in so far as such enforcement may be limited as hereinafter set forth.

6. There are no restrictions on subsequent transfers of the Offered Securities under the laws of the Cayman Islands.

7. There are no pre-emptive or other rights to subscribe for or purchase, nor any restriction upon the voting or transfer of any share in the capital of the Company pursuant to the Memorandum and Articles of Association of the Company and the Agreements.

8. No authorisations, consents, orders, permissions or approvals are required from any governmental authorities or agencies or other official bodies in the Cayman Islands and no notice to or other filing with or action by any Cayman Islands governmental authority or regulatory body is required in connection with:

     (1)  the issue of the Offering Circular;

     (2)  the execution, creation or delivery of the Agreements by the Company;

     (3) subject to the payment of stamp duty, the enforcement of the Agreements against the Company;

     (4) the offering, execution, authentication, allotment, issue or delivery of the Offered Securities;

     (5) the performance of any obligation under the Agreements or the Offered Securities;

     (6) the payment of the principal and interest and any other amounts under the Offered Securities; or

     (7)  the payment of any amount under the Agreements.

9. It is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of the Agreements or the Offered Securities that any document be filed, recorded or enrolled with any governmental department, agency or other authority in the Cayman Islands.

10. The Company is in good standing with the Registrar of Companies in the Cayman Islands.

11. No stamp duties or other similar taxes or charges are payable under the laws of the Cayman Islands in respect of the execution or delivery of the Agreements or the Offered Securities unless they are executed in or thereafter brought within the jurisdiction of the Cayman Islands (e.g. for the purposes of enforcement).

12. There are currently no taxes or other charges or deductions payable (by withholding or otherwise) to the Cayman Islands Government or any taxing authority thereof on or by virtue of (i) the execution, delivery or enforcement of the Agreements or the Offered Securities or, (ii) any payment of any nature to be made by the Company under any of the Agreements or the Offered Securities. The Cayman Islands currently have no income, corporate or capital gains tax and no estate duty, inheritance tax or gift tax.

13. The Company can sue and be sued in its own name under the laws of the Cayman Islands. The choice of the laws of New York to govern the Agreements and the Offered Securities will be upheld as a valid choice of law under the laws of the Cayman Islands and the courts of the Cayman Islands would uphold such choice of law in a suit on the Agreements or the Offered Securities brought in the courts of the Cayman Islands, assuming it is so pleaded. An action against the Company in the Cayman Islands under the Agreements or the Offered Securities could be instituted in the Grand Court, which has jurisdiction over the Company and would accept jurisdiction over any action or proceedings based on the Agreements or the Offered Securities without first having to obtain a judgment in respect of the Agreements or the Offered Securities in a court of New York or any other relevant jurisdiction. In the event of any proceedings being brought in the Cayman Islands courts in respect of a monetary obligation expressed to be payable in a currency other than Cayman Islands dollars, a Cayman Islands court would give judgment expressed as an order to pay such currency or its Cayman Islands dollar equivalent at the time of payment or enforcement of the judgment.

14. The submission to the jurisdiction of the U.S. federal or state courts sitting in New York City, and the appointment of an agent to accept service of process in such jurisdiction, is legal, valid and binding on the Company.

15. Although there is no statutory enforcement in the Cayman Islands of judgments obtained in New York, the courts of the Cayman Islands will recognise and enforce a judgment of a foreign court of competent jurisdiction in respect of any legal suit or proceeding arising out of or relating to the Agreements without retrial on the merits based on the principle that a judgment of a competent foreign court imposes upon the judgment debtor an obligation to pay the sum for which judgment has been given provided that such judgment is final and conclusive, for a liquidated sum, not in respect of taxes or a fine or penalty, is not inconsistent with a Cayman Islands judgment in respect of the same matter, and was not obtained in a manner and is not of a kind the enforcement of which is contrary to the public policy of the Cayman Islands. A Cayman Islands court may stay proceedings if concurrent proceedings are being brought elsewhere. A foreign judgment may be final and conclusive even if subject to appeal. However, if appealable, a Cayman Islands court may stay enforcement until such appeal has been heard.

16. Based on our review of the Register of Writs and other Originating Process for the period from 6th July, 1999, there are no actions pending against the Company in the Grand Court of the Cayman Islands on 10/th/ July, 2003. A search at the Companies Registry in the Cayman Islands would not reveal any order or resolution for the winding up of the Company because under Cayman Islands law the records kept by the Registrar of Companies are not documents of public record. The enquiries referred to above which we have made at the Grand Court of the Cayman Islands have revealed no record of the presentation of any winding up petition in respect of the Company. We assume that there has been no change in this position since the date on which the enquiries were made.

17. The statements in the Offering Circular issued or to be issued by the Company, marked "Description of Share Capital", insofar as they describe provisions in the Company's Memorandum and Articles of Association relating to the share capital and the Companies Law of the Cayman Islands, and "Taxation - Cayman Islands Taxation" insofar as they constitute a summary of the Cayman Islands law on tax matters in relation to the ordinary shares, are fair summaries or descriptions thereof. Our opinion set forth under "Enforcement of Civil Liabilities" of the Offering Circular is confirmed.

18. There is no exchange control legislation under Cayman Islands law and accordingly there are no exchange control regulations imposed under Cayman Islands law.

19. To the best of our knowledge, there are no Cayman Islands statutes or regulations that are required by Cayman Islands law to be described in the Offering Circulars that are not described as required.

20. The form of certificate used to evidence the ordinary shares complies in all material respects with applicable statutory requirements of the Cayman Islands and the Company's Memorandum and Articles of Association.

21. There are no restrictions under Cayman Islands law which would prevent the Company from paying dividends to shareholders in U.S. Dollars or any other currency.

22. In any proceedings taken in the Cayman Islands in relation to the Agreements or the Offered Securities the Company will not be entitled to claim for itself or any of its assets immunity from suit, execution, attachment or other legal process.

This opinion is subject to the following qualifications and limitations:

(1) The term "enforceable" as used above means that the obligations assumed by the Company under the relevant instrument are of a type which the courts of the Cayman Islands enforce. It does not mean that those obligations will necessarily be enforced in all circumstances in accordance with their terms. In particular:

     (a) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganisation, readjustment of debts or moratorium or other laws of general application relating to or affecting the rights of creditors;

     (b) enforcement may be limited by general principles of equity - for example, equitable remedies such as specific performance may not be available, inter alia, where damages are considered to be an adequate remedy;

     (c) claims may become barred under the statutes of limitation or may be or become subject to defences of set-off, counterclaim, estoppel and similar defences;

     (d) where obligations are to be performed in a jurisdiction outside the Cayman Islands, they may not be enforceable in the Cayman Islands to the extent that performance would be illegal under the laws of that jurisdiction;

     (e) the Cayman Islands court has jurisdiction to give judgment in the currency of the relevant obligation and statutory rates of interest payable upon judgments will vary according to the currency of the judgment. If the Company becomes insolvent and is made subject to a liquidation proceeding, the Cayman Islands court will require all debts to be proved in a common currency, which is likely to be the "functional currency" of the Company determined in accordance with applicable accounting principles. Currency indemnity provisions have not been tested, so far as we are aware, in the courts of the Cayman Islands;

     (f) obligations to make payments that may be regarded as penalties will not be enforceable;

     (g) the courts of the Cayman Islands may decline to exercise jurisdiction in relation to substantive proceedings brought under or in relation to the Agreements in matters where they determine that such proceedings may be tried in a more appropriate forum; and

     (h) a company cannot, by agreement or in its articles of association, restrict the exercise of a statutory power, and there exists doubt as to enforceability of any provision in the Agreements whereby the Company covenants not to exercise powers specifically given to its shareholders by The Companies Law (2003 Revision) of the Cayman Islands, including, without limitation, the power to increase its authorised share capital, amend its Memorandum and Articles of Association, or present a petition to a Cayman Islands court for an order to wind up the Company.

(2) With respect to winding up proceedings, Cayman Islands law may require that all claims or debts of the Company are converted into its functional currency of account at the exchange rate ruling at the date of commencement of the winding up.

(3) A certificate, determination, calculation or designation of any party to the Underwriting Agreement as to any matter provided in any of the Underwriting Agreement might be held by a Cayman Islands court not to be conclusive, final and binding if, for example, it could be shown to have an unreasonable or arbitrary basis or in the event of manifest error.

(4) The obligations of the Company under the Underwriting Agreement to any person or body connected with, resident in, incorporated in or constituted under the laws of any country (an "Affected Country") which is currently the subject of United Nations sanctions extended to the Cayman Islands by Orders in Council, or exercising public functions in any Affected Country or any person or body controlled by any of the foregoing or any person acting on behalf of any of the foregoing or any other person or body as prescribed in such Orders may be subject to restrictions or limitations pursuant to such Orders.

(5) The irrevocable appointment of an agent for service of process may, as between the appointor and the agent, be revoked by the appointor unless given to secure (i) a proprietary interest of the agent or (ii) the performance of an obligation owed to the agent.

(6) We note that it is contemplated that certain of the Agreements will be dated "as of" a certain date. Whilst parties to an agreement may agree as a matter of contract, inter se, that the rights and obligations therein contained should, in so far as the same may be possible, take effect from a date prior to the date of execution and delivery, if as a matter of fact that agreement was executed and delivered after the date "as of" which it is expressed to be executed and delivered, the agreement only comes into effect on the actual date of execution and delivery and, with respect to third parties, the agreement in so far as the rights of third parties may be available thereunder, take effect only from the actual date of execution and delivery.

Except as specifically stated herein, we make no comment with respect to any representations and warranties which may be made by or with respect to the Company in any of the Agreements or otherwise with respect to the commercial terms of the transactions the subject of this opinion.

This opinion, although addressed to you, may be relied upon by your legal advisers (but in that capacity only). This opinion may not be relied upon by any other person without our prior written consent provided however, that The Bank of New York (as Trustee under the Indenture) may rely on this opinion to the same extent as if this opinion had been addressed and delivered to The Bank of New York.

                                    EXHIBIT C

             FORM OF OPINION OF THE COMPANY'S UNITED STATES COUNSEL

          We have acted as special U.S. counsel to NetEase.com, Inc., a Cayman Islands corporation (the "Company"), in connection with (i) the issuance and sale by the Company of US$75,000,000 principal amount of its Zero Coupon Convertible Subordinated Notes due July 15, 2023 (the "Firm Securities"), pursuant to the terms of the Purchase Agreement dated July 8, 2003 (the "Purchase Agreement") between the Company and Credit Suisse First Boston LLC (the "Purchaser"), and (ii) the grant by the Company to the Purchaser of an option to purchase an aggregate of up to an additional US$25,000,000 principal amount of its Zero Coupon Convertible Subordinated Notes due July 15, 2023 (the "Optional Securities" and, together with the Firm Securities, the "Offered Securities"), each to be issued under an indenture agreement, dated as of July 14, 2003 (the "Indenture"), between the Company and The Bank of New York, as Trustee. This opinion is furnished to you pursuant to Section 6(d)(iii) of the Purchase Agreement. All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Purchase Agreement. For the avoidance of doubt, references herein to the "Offering Circular" shall include all documents incorporated therein by reference. The Purchase Agreement, the Indenture, the Offered Securities and the Registration Rights Agreement are collectively referred to herein as the "Documents."

          In connection with this opinion, we have examined such corporate records, documents, instruments, certificates of public officials and of the Company and such questions of law as we have deemed necessary for the purpose of rendering the opinions set forth herein.

          In such examination, we have assumed the genuineness of all signatures and the authenticity of all items submitted to us as originals and the conformity with originals of all items submitted to us as copies. In making our examination of all documents, we have assumed that each party other than the Company has or had the power and authority to execute and deliver, and to perform and observe the provisions of, such documents, and the due authorization by each such party of all requisite action and the due execution and delivery of such documents by each such party, and that such documents constitute the legal, valid and binding obligations of each such party. In addition, we have assumed that the Documents have been duly authorized, executed and delivered by the Company under the laws of the Cayman Islands. We have also assumed compliance with all applicable state securities and "blue sky" laws. With respect to the opinions set forth herein, we have relied as to matters of fact upon the statements of the Company, including the representations and warranties set forth in the Documents, in the Certificate of Ted Sun, the Acting Chief Executive Officer of the Company (the "Officer's Certificate"), a copy of which is attached hereto, and other certificates of officers and other representatives of the Company delivered on the Closing Date. We have made no independent investigation as to whether the foregoing statements are accurate or complete.

          In rendering the opinions set forth in paragraphs 1 and 3 below, our opinions are based on a review of those laws which, in our experience, are normally applicable to transactions of the type contemplated by the Documents.

          The opinions hereinafter expressed are subject to the following qualifications and exceptions:

          (i) The effect of bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally, including, without limitation, laws relating to fraudulent transfers or conveyances, preferences and equitable subordination;

          (ii) Limitations imposed by general principles of equity upon the availability of equitable remedies or the enforcement of provisions of the Documents, and the effect of judicial decisions which have held that certain provisions are unenforceable where their enforcement would violate the implied covenant of good faith and fair dealing, or would be commercially unreasonable, or where their breach is not material;

          (iii) The effect of judicial decisions which may permit the introduction of extrinsic evidence to supplement the terms of any Documents or to aid in the interpretation on of such Documents;

          (iv) The enforceability of provisions imposing or which are construed as effectively imposing penalties or forfeitures;

          (v) Our opinion as to the enforceability of any provision of the Purchase Agreement requiring the Company to submit to the jurisdiction of a New York state court is based solely on the statutes and regulations in effect in the State of New York on the date hereof (including Section 5-1402 of the General Obligations Law of the State of New York and Section 327 of the Civil Practice Law and Rules of the State of New York); and

          (vi) Our opinion is based upon current statutes, rules, regulations, cases and official interpretive opinions, and it covers certain items that are not directly or definitively addressed by such authorities.

          Except to the extent encompassed by an opinion set forth below with respect to the Company, we express no opinion as to the effect on the opinions expressed herein of (1) the compliance or non-compliance of any party to the Documents with any law, regulation or order applicable to it, or (2) the legal or regulatory status or the nature of the business of any such party.

          Whenever our opinion herein with respect to the existence or absence of facts is indicated to be based on our knowledge, belief or awareness, it is intended to signify that during the course of our representation of the Company in connection with the transactions referred to herein, no information has come to our attention that would give us actual knowledge of the existence or absence of such facts. However, we have not undertaken any independent investigation to determine the existence or absence of such facts, except for our participation in the conferences referred to below and our examination of the corporate records, documents, instruments and certificates of public officials and of the Company (including the Officer's Certificate) referred to above, and no inference as to our knowledge of the existence or absence of such facts should be drawn from our prior representation of the Company.

          Based upon and subject to the foregoing, we are of the opinion that:

          1. No filing with or authorization, approval or, to our knowledge, consent, order or registration of any court or governmental authority or agency of the United States of America or the State of New York is required in connection with the consummation of the transactions contemplated by the Purchase Agreement, the Indenture, the Offered Securities or the Registration Rights Agreement, including the offer, sale and delivery of the Offered Securities by the Company, except such as (i) have been filed or obtained or (ii) may be required under the Securities Act, the Trust Indenture Act of 1939, as amended (the "TIA") or the rules and regulations promulgated thereunder; provided, however, the exception provided in clause
     (ii) above shall not apply to the offer, sale and delivery of the Offered Securities by the Company to the Purchaser and the initial resale of such securities by the

     Purchaser, assuming such offer, sale and delivery by the Company and resales by the Purchaser are made as contemplated in the Offering Circular and assuming in each case the accuracy of the representations and warranties of the Purchaser set forth in Section 5 of the Purchase Agreement and the compliance by the Purchaser and the Company with the covenants set forth in the Purchase Agreement (it being understood that no opinion is being given with respect to any resale of the Offered Securities other than such sale by the Company and initial resales by the Purchaser).

          2. The execution and delivery of the Purchase Agreement, the Indenture and the Registration Rights Agreement and the performance by the Company of their respective terms, and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof, do not violate or result in a violation of any judgment, order or decree, known to us and identified in the Officer's Certificate, of any court or arbitrator in New York, to which the Company is a party.

          3. The execution and delivery of the Purchase Agreement, the Indenture and the Registration Rights Agreement and the performance by the Company of their respective terms, and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof, do not violate or result in a violation of any statute, rule or regulation of any United States or New York State governmental agency or body (it being understood that no opinion is being given with respect to any resale of the Offered Securities, or to compliance with the TIA, which is covered by paragraph 14, below).

          4. The execution and delivery of the Indenture, the Purchase Agreement and the Registration Rights Agreement and the performance by the Company of their respective terms, and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof, will not conflict with or constitute a material breach of the terms, conditions or provisions of, or constitute a default under, any of the Material Agreements, which are attached as exhibits to the Company's Annual Report on Form 20-F for the year ended December 31, 2002, are governed by the laws of the State of New York and are in full force and effect on the date hereof.

          5. Each of the Purchase Agreement and the Registration Rights Agreement has been duly executed and delivered by the Company.

          6. Each of the Indenture and the Registration Rights Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except that no opinion is given hereunder regarding the enforceability of any indemnification and contribution provisions in the Registration Rights Agreement which may be limited or prohibited by federal or state securities laws or by public policy. The Notes, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Purchaser pursuant to the Purchase Agreement, will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, and conform to the description thereof contained in the Offering Circular.

          7. Under the laws of the State of New York relating to personal jurisdiction, the Company has, pursuant to Section 12 of the Purchase Agreement, validly and irrevocably submitted to the personal jurisdiction of any state or federal court located in the Borough of Manhattan, The City of New York, New York (each a "New York Court") in any legal suit, action or proceeding arising out of or based upon the Purchase Agreement or the transactions contemplated thereby, has validly and irrevocably waived any objection to the laying of venue of any such proceeding in any such court, and has validly and irrevocably appointed the Authorized Agent as its authorized agent for the purpose described in
     Section 12 of the Purchase Agreement; and service of process effected on such agent in the manner set forth in Section 12 of the Purchase Agreement will be effective to confer valid personal jurisdiction of such court over the Company.

          8. The statements made in the Offering Circular under the caption "Certain United States Federal Income Tax Consequences" and under the caption "Taxation -- United States Federal Income Taxation" which is incorporated by reference into the Offering Circular from the Company's Annual Report on Form 20-F for the year ended December 31, 2002, insofar as such statements purport to summarize certain federal tax laws of the United States and subject to the qualifications set forth therein, fairly summarize such laws in all material respects.

          9. Upon conversion of the Offered Securities and the issuance by the Depositary of American Depositary Shares in connection therewith in accordance with the Deposit Agreement, such American Depositary Shares will be duly and validly issued and will entitle the holders thereof to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the American Depositary Shares conform or will conform to the description thereof in the Offering Circular.

          10. The statements set forth in the Offering Circular under the caption "Description of the Notes" fairly summarize the Offered Securities in all material respects.

          11. To our knowledge, based upon the Officer's Certificate, there are no material pending or threatened actions, suits, or proceedings before any New York Court or governmental agency, authority or body or any arbitrator involving the Company.

          12. There is no contract or other document known to us of a character required to be described in the Offering Circular, if the Offering Circular were a prospectus included in a registration statement on Form F-1 under the Securities Act, that is not described as required.

          13. The Company is not, and after giving effect to the transactions contemplated by the Purchase Agreement and the Offering Circular and the application of the net proceeds therefrom as described in the Offering Circular and in the Officer's Certificate, will not be, required to register as an "investment company", as such term is defined in the Investment Company Act of 1940, as amended.

          14. It is not necessary in connection with (i) the offer, sale and delivery of the Offered Securities by the Company to the Purchaser pursuant to the Purchase Agreement or (ii) the resales of the Offered Securities by the Purchaser in a manner contemplated by the Purchase Agreement, to register the Offered Securities under the Securities Act or to qualify an indenture in respect thereof under the TIA, assuming such offer, sale and delivery by the Company and resales by the Purchaser are made as contemplated in the Offering Circular and assuming in each case the accuracy of the representations and warranties of the Purchaser set forth in Section 5 of the Purchase Agreement and the compliance by the Purchaser and the Company with the covenants set forth in the Purchase Agreement. We note, however, that pursuant to the Registration Rights Agreement, the Company will be required to register the Offered Securities and underlying ordinary shares under the Securities Act and to qualify the Indenture under the TIA.

          In addition, we have participated in conferences with you and with representatives of the Company and its accountants concerning the Offering Circular and have considered the matters and statements contained therein, although we have not independently verified the accuracy, completeness or fairness of such statements. Based upon and subject to the foregoing, nothing has come to our attention that leads us to believe that the Offering Circular, as of the date of the Offering Circular or as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading (it being understood that we have not been requested to and do not make any comment in this paragraph with respect to the financial statements, supporting schedules, footnotes and other financial information contained or incorporated in the Offering Circular).

          We express no opinion as to matters governed by laws of any jurisdiction other than the laws of the State of New York and the federal laws of the United States of America, as in effect on the date hereof.

          This letter is furnished by us to the Purchaser and is solely for the benefit of the Purchaser. Neither this letter nor any opinion expressed herein may be relied upon by, nor may copies be delivered or disclosed to, any other person or entity without our prior written consent.

                                    EXHIBIT D

            FORM OF OPINION OF THE DEPOSITARY'S UNITED STATES COUNSEL

          1. The Deposit Agreement has been duly authorized, executed and delivered by the Depositary and constitutes a valid and binding agreement of the Depositary enforceable against the Depositary in accordance with its terms, except as enforcement of it may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general application relating to or affecting creditors' rights and by general principles of equity.

          2. Upon execution and delivery by the Depositary of ADRs evidencing the American Depositary Shares against the deposit of Ordinary Shares in accordance with the provisions of the Deposit Agreement, the American Depositary Shares will be validly issued and will entitle the holders of the American Depositary Shares to the rights specified in those ADRs and in the Deposit Agreement.

          3. The legal entity for the issuance of ADRs filed a registration statement for the American Depositary Shares on Form F-6 under the Securities Act, the staff of the Commission informed us that the Commission declared that registration statement effective, to the best of our knowledge, the Commission has not issued any stop order suspending the effectiveness of that registration statement or any part of it and the Commission has not instituted, and does not contemplate, any proceedings for that purpose under that Act and that registration statement, and each amendment to it, as of its effective date, complied as to form in all material respects with the requirements of that Act and the rules and regulations under that Act .

          These opinions are based upon the assumptions that (a) the Deposit Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, (b) all the Ordinary Shares are duly authorized, validly issued, fully paid and non-assessable and are registered or not required to be registered in accordance with the Securities Act and (c) all signatures on documents examined by us are genuine. In giving these opinions, we have also relied as to certain matters, without independent verification, on information obtained from public officials or officers of the Depositary.

          We are members of the New York Bar only and do not hold ourselves out as practicing under, nor do we express any opinion on or as to the effect of, any laws other than the laws of the State of New York and the Federal laws of the United States.

                                      D-1